EXHIBIT 99.1 Nautilus Provides Preliminary Financial Results for the Fourth Quarter and Full Year 2018 January 17, 2019 Vancouver, WA To: Nautilus, Inc. investors: While our results for the fourth quarter of 2018 and fiscal year ended December 31, 2018 will not be final until the conclusion of our audit and the announcement of our final results in late February, we are providing preliminary results for those periods. • Revenue range of approximately $114-$116 million for Q4 2018 and $395-$397 million for the full year o Direct segment revenues of approximately $50 million for Q4 2018 o Retail segment revenues of approximately $64 million for Q4 2018 • Gross margin of approximately 44% for Q4 2018 and 46% for the full year • Operating expenses of approximately $48 million for Q4 2018 and $161 million for the full year • Operating Income range of approximately $2.0 - $3.0 million for Q4 2018 and $20.0 – $21.0 million for the full year • Tax rate of approximately 46% for the quarter, including $0.6 million of state tax related true- ups; and 28% for the full year • EPS from continuing operations in the range of $0.04 to $0.05 per diluted share for Q4 2018 and between $0.49 to $0.50 per diluted share for the full year 2018 Fourth Quarter 2018 Summary The results for the fourth quarter of 2018 did not meet our expectations or the guidance we had provided during our October 2018 update. We expected significantly stronger sales in the fourth quarter of 2018 in the Direct segment, driven by the introduction of the new digital platform Max Intelligence (MIP). We expect that as consumers are further exposed to MIP, this unique product will help to accelerate sales across a number of our products and brands in the future starting in 2019. Our Retail segment revenues continued the strong growth trajectory we have experienced throughout 2018 with fourth quarter sales of approximately $64 million versus $55 million during the same period of 2017, a 16% increase. We saw broad-based strength with key partners in the mass retail and specialty retail channels across multiple product categories, partially offset by weaker than expected international and commercial sales. Our international and commercial business was impacted by service and inventory issues resulting from an ERP system transition that is now complete. The continuance of strong double-digit growth in the Retail segment underscores the resonance of the Nautilus brands with distribution and the consumer. While the overall results for the quarter are disappointing, they are not illustrative of the underlying strengths of the business. Operating expenses were approximately $48 million for the fourth quarter of 2018 compared to $47 million in the same period of the prior year (excluding an $8.8 million intangible asset write-off in the fourth quarter of 2017). Our tax rate for the fourth quarter of 2018 increased to 46% versus our prior guidance of 24%-25% primarily due to $0.6 million of state related true-ups and state valuation allowances.

Our cash balance at year-end was approximately $64 million with inventories of approximately $68 million. The increase in inventories of $15 million over prior year levels reflects both the sales shortfall we experienced in the Direct segment, but also a strategic inventory buildup to mitigate supply chain uncertainties due to potential international tariffs. We repurchased $8 million in shares during the quarter as part of our ongoing share buy-back program. We would also like to take this opportunity to provide an update on certain organization changes that are occurring. We are pleased to announce that Carlos Navarro has joined us as General Manager and Vice President of the Direct business. Carlos is a very accomplished executive with deep marketing, digital, and general management experience across a number of blue-chip consumer and industrial companies including Johnson & Johnson (NYSE: JNJ), Bausch+Lomb, and Jarden Corporation, and most recently South Jersey Industries, Inc. (NYSE: SJI). Lastly, Bill McMahon, our Chief Operating Officer, has been diagnosed with a health issue that requires a recovery period that will result in him scaling back his responsibilities as COO near term. Bill will be taking on a Special Assistant to the CEO role in which he will support Carlos’s transition into the Direct leadership role and help us drive many of the key cost improvement and other strategic initiatives on which we are focused. Bill has been a key partner in transforming the business over the past seven years and we wish him well and a speedy recovery. There are seasoned and talented executives in place for Bill’s areas of responsibilities, and I will work closely with them to ensure we execute on our priorities. 2019 Outlook As we enter 2019, we remain confident that the market fundamentals for our business are solid and remain intact. However, there are a number of initiatives that we are implementing to further strengthen our business which include a combination of external market opportunities and internally- focused initiatives. We remain focused on investing in our innovation platforms supported by robust marketing and media commitments. We have a healthy new product introduction schedule for 2019, and in addition, have secured strategic investments with key partners which we anticipate will drive further enhancements to our digital offerings starting this year. External market opportunities remain vast given our brands, marketing power, and product innovation capabilities, and we intend to utilize those assets to capture and optimize the growth opportunities. Internally-focused initiatives are targeted at mitigating some of the profitability challenges we had last year, which we expect to continue into 2019. Hence, we are embarking on an aggressive cost- containment program that will simplify and make processes more efficient, rescale the operations to be more profitable on a lower sales base, and increase our efforts in value engineering our products. I am confident in the ingenuity and capabilities of our global employee base to execute and deliver on these initiatives and return the business to stronger operating margins. We plan to provide final 2018 results and more detailed 2019 guidance during our year-end earnings call currently scheduled for February 25th, 2019 at 4:30 p.m. EST. Thank you, Bruce Cazenave Chief Executive Officer Nautilus, Inc.

About Nautilus, Inc. Headquartered in Vancouver, Washington, Nautilus, Inc. (NYSE: NLS) is a global fitness solutions company that believes everyone deserves a fit and healthy life. With a brand portfolio including Bowflex®, Nautilus®, Octane Fitness®, Schwinn® and Universal®, Nautilus, Inc. develops innovative products to support healthy living through direct and retail channels, as well as in commercial channels with Octane Fitness® products. Nautilus, Inc. uses the investor relations page of its website (www.nautilusinc.com/investors) to make information available to its investors and the market. This press release includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including: projected or forecasted financial and operating results, including expectations for full year 2018 net revenue and operating income; future plans for introduction of new products, anticipated demand for the Company's new and existing products, and projected impact of the new product launches on the Company’s operating results for fiscal year 2019 and future periods; statements regarding the Company's prospects, resources or capabilities; current or future financial and economic trends; planned investments and strategic initiatives and the anticipated or targeted results of such initiatives. Factors that could cause Nautilus, Inc.’s actual results to differ materially from these forward-looking statements include: weaker than expected demand for new or existing products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; and softness in the retail marketplace. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events or circumstances. # # # # SOURCE: Nautilus, Inc. Investor Relations Contact: John Mills, ICR, LLC Telephone: (646) 277-1254